Exhibit 10.15
Exhibit E

Performance Goals

2017-2019 Performance Period

Spok 2017 Long Term Incentive Plan (LTIP) Payout Scale
Based on LRP_16 V3.0

Wireless Revenue (20%)				Operations Bookings (50%)
($ in millions)				($ in millions)
	Result	Performance	Payout		Result	Performance	Payout
	$******	***%	***%		$******	***%	***%
Over	$******	***%	***%	Over	$******	***%	***%
Perform	$******	***%	***%	Perform	$******	***%	***%
	$******	***%	***%		$******	***%	***%
Target	$******	***%	***%	Target	$******	***%	***%
	$******	***%	***%		$******	***%	***%
Under	$******	***%	***%	Under	$******	***%	***%
Perform	$******	***%	***%	Perform	$******	***%	***%
	$******	***%	***%		$******	***%	***%
	<$******	<***%	***%		<$******	<***%	***%

Operating and Capital Expenses (30%)(1)
($ in millions)
	Result	Performance	Payout
	$******	***%	***%
Over	$******	***%	***%
Perform	$******	***%	***%
	$******	***%	***%
Target	$******	***%	***%
	$******	***%	***%
Under	$******	***%	***%
Perform	$******	***%	***%
	$******	***%	***%
	>$******	>***%	***%
(1) ****

**** Means that certain confidential information has been deleted from this document and filed separately with the Securities and Exchange Commission.

Exhibit F

List of Spok Holdings, Inc., Participants (as of January 1, 2017)
2017-2019 Performance Period

Name,	Title
Corporate Employee
Executives
Kelly, Vince	CEO*
Goel, Hemant	President
Endsley, Shawn	CFO
Saine, Tom	CIO
************	************
Culp, Bonnie	EVP, H.R. & CCO
************	************

Vice Presidents
************	************
************	************
************	************
************	************
************	************
************	************
************	************
************	************
************	************
************	************
************	************
************	************
************	************
************	************
************	************
************	************
************	************
*The Chief Executive Officer participates in the Plan pursuant to his employment agreement.

**** Means that certain confidential information has been deleted from this document and filed separately with the Securities and Exchange Commission.

1